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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K

________________________________________________________________________________



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported):   March 1, 2000



                        DESIGN AUTOMATION SYSTEMS, INC.
                        -------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                     Texas
                                     -----
                        (State or Other Jurisdiction of
                         Incorporation or Organization)

                0-9129                             75-1657943
                ------                             ----------
      (Commission File Number)       (I.R.S. Employer Identification No.)


                 3200 Wilcrest, Suite 370, Houston, Texas 77042
                 ----------------------------------------------
          (Address of principal executive offices including zip code)


                                 (713) 784-2374
                                 --------------
              (Registrant's telephone number, including area code)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     Effective March 1, 2000, Design Automation Systems, Inc. d/b/a EpicEdge, Inc. acquired all of the issued and outstanding stock of The Growth Strategies Group, Inc., a marketing and strategic planning firm, in an arms length transaction between the company and all of the stockholders of Growth Strategies. The consideration for the acquisition was: (1) 277,000 shares of company common stock, and (2) $375,000 in cash. The three stockholders of Growth Strategies entered into employment agreements with the company, which terminate in February 2003 and include a non-compete provision for the term of the agreement and one year thereafter. However, the company can provide no assurance the non-compete provisions will be enforceable. This transaction has been accounted for as a purchase. The acquisition of Growth Strategies has been deemed "significant," accordingly, separate historical and pro forma financial statements will be filed by amendment no later than seventy-five days after the consummation of the acquisition.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


  (a) Financial Statements of Business Acquired.

     The appropriate financial statements will be filed by amendment with the Securities and Exchange Commission no later than seventy-five days after the consummation of the acquisition.

  (b) Pro Forma Financial Information.

  The appropriate pro forma financial information relating to the acquisition will be filed by amendment with the Securities and Exchange Commission no later than seventy-five days after the consummation of the acquisition.

  (c) Exhibits. The following exhibit is filed herewith.

  Exhibit           Description

    2.1 The Agreement and Plan of Merger by and among Design Automation Systems, Inc., Eacq, LLC, The Growth Strategies Group, Inc., and its stockholders.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         DESIGN AUTOMATION SYSTEMS, INC.

                                         By:/s/ Robert E. Nelson
                                            ---------------------------------
                                            Robert E. Nelson
                                            Chief Financial Officer, Principal
                                            Financial and Accounting Officer



DATE: March 15, 2000
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                                   EXHIBITS


Exhibit
                                                                       No.
                                                                      -------

                                                                      Page
                                                                      ----

2.1  Agreement and Plan of Merger by and among Design Automation
     Systems, Inc., Eacq, LLC, The Growth Strategies Group, Inc.,
     and its stockholders ........................................      A-1